Scudder
Pathway Series:

Conservative Portfolio

Balanced Portfolio

Growth Portfolio

Annual Report
August 31, 1998

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

                             Scudder Pathway Series

--------------------------------------------------------------------------------
Conservative Portfolio     Date of Inception: 11/15/96     Ticker Symbol: SCPCX
Balanced Portfolio         Date of Inception: 11/15/96     Ticker Symbol:  SPBAX
Growth Portfolio           Date of Inception: 11/15/96     Ticker Symbol:  SPGRX
--------------------------------------------------------------------------------

o A deepening of the crises in the emerging markets and slowing earnings growth at many U.S. companies resulted in significantly increased market volatility for equity securities over the abbreviated 11-month fiscal period ended August 31, 1998.


o The unsettled environment sent investors in search of relatively safe havens -- primarily U.S. Treasury bonds -- which rallied strongly.


o Each portfolio's broad diversification across multiple asset classes helped to soften the effects of the sharp market declines toward the end of the period.



                                Table of Contents

   3  Letter from the Series'      Balanced Portfolio               19  Financial Statements
      President
                                     10  Portfolio Highlights       27  Notes to Financial
   4  Portfolio Management                                              Statements
      Discussion                     11  Performance Update
                                                                    29  Report of Independent
   6  Glossary of Investment         12  Portfolio Summary              Accountants
      Terms
                                     17  Investment Portfolio       30  Tax Information
Conservative
Portfolio                            25  Financial Highlights       32  Officers and Trustees

   7  Portfolio Highlights         Growth Portfolio                 33  Investment Products
                                                                        and Services
   8  Performance Update             13  Portfolio Highlights
                                                                    34  Scudder Solutions
   9  Portfolio Summary              14  Performance Update

  16  Investment Portfolio           15  Portfolio Summary

  24  Financial Highlights           18  Investment Portfolio

                                     26  Financial Highlights

                           2 - Scudder Pathway Series

                        Letter from the Series' President

Dear Shareholders,

     Over the abbreviated 11-month fiscal period, the economic crises in the emerging markets spread across the globe, causing investors to seek refuge in safer havens such as U.S. Treasury bonds and stocks of large, familiar companies. In the process, other asset classes were driven down. In a broad-based market downdraft such as this, shares of even fundamentally sound companies can get hit hard.

     As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately return to favor. In this challenging climate, we believe investors should remain focused on long-term investment goals and practice diversification across domestic large and small-cap stocks, bonds, and foreign securities.

     For this report, we asked lead portfolio manager Ben Thorndike to discuss the market environment and the investment team's asset allocation strategy for the 11-month period. The Pathway Series portfolios weathered an oftentimes difficult and volatile period by maintaining exposure to a broad range of asset classes and by pursuing a long-term approach. Highlights of the team's strategy and outlook begin on page 4.

     For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your investment in Scudder Pathway Series. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series


                           3 - Scudder Pathway Series

                         Portfolio Management Discussion

We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway Series, to discuss the market environment and Scudder's investment strategy for the Pathway Series.

Q: How would you characterize the investment environment for the abbreviated 11-month fiscal period that ended August 31, 1998?

A: As I am sure that many of our shareholders already know, it's been a period of significantly increasing uncertainty and volatility in the financial markets. The Asian financial crisis deepened, and in Japan -- a country considered key to the well-being of Asia -- a lack of fiscal leadership weighed down both the local market and the region. While investors were somewhat relieved by the slow but steady pace of U.S. economic growth in the second calendar quarter, a devaluation of the Russian currency and suspension of debt payments in August sent shocks through the world's financial markets. While the Dow Jones Industrial Average has recovered much of the ground lost since the end of the period, the closing months were a wild ride for many investors.

Q: Have the underlying fundamentals changed dramatically?

A: No. While recently there has been a slowing of global growth, the overall economic fundamentals of the United States and other parts of the developed world generally are in good shape. Over the last 10-15 years, in response to global competition, U.S. businesses have restructured to succeed in the information age. Europe is not far behind, and even some emerging markets have made progress. Japan and much of Southeast Asia continue to suffer from uncorrected financial excesses, but these countries have not kept the rest



Market Index Performance
(11 Months as of August 31, 1998)
------------------------------------------------------

  Lehman Aggregate Bond                     8.96%

  Standard & Poor's 500 Composite           2.48

  MSCI All Country World (ex. U.S.)       -11.90
------------------------------------------------------

All indices are unmanaged.



of the world's economies from continuing on a path of healthy, deflationary growth.

Q: If the economic foundation is solid, why have the markets become more volatile?

A: The problem lies in the financial markets. Over the last five years liquidity and credit have been too freely available. Investors and lenders have not exercised enough caution and analysis of risk has not been a major element in the investment decision. Over the last year risk has crept back into price levels, especially in the most risky markets. In the United States, there was a frequently voiced presumption that the risks materializing in Asia were not relevant here. This is now changing. Thailand and Russia have each provided wake-up calls that we live in an integrated world economy and we are all connected.

Q: In the midst of market gyrations, where did investors turn?

A: Investors bought securities that they believed were relatively safe and stable -- primarily Treasury securities. This caused the yield on the benchmark 30-year Treasury bond -- which moves in the opposite direction of bond prices -- to decline to new record lows. The "flight to quality" resulted in bond returns


                           4 - Scudder Pathway Series
that have recently outdistanced stocks. Overseas, foreign sovereign bonds also turned in strong performance, but emerging markets equities and bonds experienced substantial losses.

Q: What do you think investors should do in this environment?

A: It might be easy for some investors to look at what has happened over the last 11 months and consider heading for the exits, so to speak, with regard to investing. However, investing has always involved risk -- it just hasn't been as visible until recently. We believe that recent events have actually created a number of opportunities for long-term investors. For many companies with solid earnings and growing businesses, valuations have become more attractive. In addition, this has been a good opportunity to add to existing holdings at lower prices.

Q: How will you manage the Portfolios going forward?

A: We will continue to pursue a diversified approach across multiple asset classes according to the investment objective and risk/reward profile for each Portfolio. In managing the Portfolios, we tend to ignore the short-term movements of the markets and focus on the attractiveness of specific asset classes. Our goal is to provide superior returns over the long term with lower price fluctuations than less diversified funds. With volatility recently on the rise, we think this approach can be particularly valuable to investors.

                                 Pathway Series:

                          A team approach to investing

  The Portfolios are managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Portfolios' management process. Team members work together to develop investment strategies and select securities for each Portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources. All members of the Pathway investment team are members of Scudder's Global Asset Allocation Committee, which is responsible for analyzing the global economy and capital markets, integrating information from the firm's equity and fixed income specialists, and developing the outlook for the major markets in which a Portfolio invests.

  Lead Portfolio Manager Benjamin W. Thorndike, who has 18 years of investment experience, joined the Adviser in 1983 as a portfolio manager. Philip Fortuna, Portfolio Manager, joined the Adviser in 1986 as manager of institutional equity accounts. Maureen Allyn, Portfolio Manager, is the Adviser's Chief Economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies. Edward B. Baldini, Portfolio Manager, joined the Adviser in 1995 as a member of the Growth and Income Equity Management Group, focused on institutional client management.


                           5 - Scudder Pathway Series

                          Glossary of Investment Terms

ASSET ALLOCATION           The distribution of assets among the major asset
                           classes, such as stocks, bonds, and money market instruments. The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. An investor with a long-term investment horizon that is comfortable assuming additional risk in seeking higher returns may decide to allocate a higher proportion to stocks than bonds or money markets.

DIVERSIFICATION            The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits rapidly going forward.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, e.g., the S&P 500, or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                           6 - Scudder Pathway Series

                              Portfolio Highlights

                         Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with some exposure to equity mutual funds.

                                   Performance

This report covers the abbreviated fiscal period from October 1, 1997 to August 31, 1998. For the 11-month period the Conservative Portfolio returned -1.10% versus a 6.22% return for the Portfolio's custom benchmark (detailed performance information is listed on page 8).

As stock market volatility intensified throughout the period, the Portfolio's combined 69% weighting in fixed income funds and the money market fund helped to soften the effects of equity market fluctuations. While equity fund holdings generally added to performance over the first half of the period, the stock market's sharp decline at the end of August held back the Portfolio's overall return for the period.

With interest rates on long-term bonds generally declining over most of the period and investors seeking a safe haven from the stock market, the Portfolio's fixed income holdings benefited from a rally in Treasury securities. Income Fund remained a core holding and contributed positively to performance. A smaller position in GNMA Fund made a strong contribution to returns, while the small position in Emerging Markets Income Fund experienced sharply negative returns in the wake of the crises in the emerging markets.

The Portfolio's holdings of equity funds, at 31% of assets, made a positive contribution early in the period. However, the sharp stock market declines of August more than erased any gains, which subtracted from the Portfolio's overall performance.

                               Portfolio Strategy

The fixed income fund weighting, at 55% of assets at the beginning of the period, was increased and diversification was broadened in both the equity and fixed income areas over the period. As concerns of rising interest rates mounted in the first quarter of 1998, the Portfolio's exposure to bond funds was temporarily reduced in favor of U.S. equity funds. As stock valuations rose to seemingly unsustainable levels in the summer and questions remained about Asia, the fixed income weighting was increased to 64% of assets by period end. Over the period, the Portfolio's holdings in Cash Investment Trust -- the money market fund -- were reduced from 9% of assets to 5% in favor of fixed income funds that invest in longer maturities. In August, Portfolio diversification was expanded with the addition of a significant position in Corporate Bond Fund, which invests in a broad range of investment grade and below investment grade corporate bonds.

In the equity area, the reduction of International Fund continued throughout the period. In June a position was established in International Growth and Income Fund. Other equity fund positions remained diversified with their weights essentially unchanged over the period.


                           7 - Scudder Pathway Series

Performance Update as of August 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
8/31/98        $10,000    Cumulative   Annual
----------------------------------------------
Scudder Pathway Series: CONSERVATIVE PORTFOLIO
----------------------------------------------
1 Year         $10,205        2.05%      2.05%
Life of
Portfolio*     $11,373       13.73%      7.44%
----------------------------------------------
LBAB INDEX (60%), S&P 500 INDEX (25%),
MSCI ALL COUNTRY (EX U.S.) INDEX (5%),
3-MONTH T-BILL (10%)
----------------------------------------------
1 Year         $10,893        8.93%      8.93%
Life of
Portfolio*     $11,778       17.78%      9.80%
----------------------------------------------
* The Portfolio commenced operations on November 15, 1996.
  Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Conservative Portfolio
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,236
5/97           $10,567
8/97           $11,006
11/97          $11,307
2/98           $11,768
5/98           $12,028
8/98           $11,232

LBAB Index
Year            Amount
----------------------
11/96*         $10,000
2/97            $9,963
5/97           $10,095
8/97           $10,402
11/97          $10,757
2/98           $10,996
5/98           $11,196
8/98           $11,499

LBAB Index (60%), S&P 500 Index (25%),
MSCI All Country (ex U.S.) Index (5%),
3-month T-Bill (10%)
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,110
5/97           $10,437
8/97           $10,813
11/97          $11,204
2/98           $11,716
5/98           $12,001
8/98           $11,778

The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           1997(a)     1998(b)(c)
                         ------------------------
Net Asset Value......      $13.27      $12.28
Income Dividends.....      $  .33      $  .57
Capital Gains
Distributions........      $  .15      $  .30
Portfolio Total
Return (%)...........       14.99       -1.10
Blended Index Total
Return (%)...........       10.88        6.22

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

(a) For the period November 15, 1996 (commencement of operations) to September 30, 1997. Index comparison begins November 30, 1996.

(b)  For the eleven month period ended August 31, 1998.

(c) On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

                           8 - Scudder Pathway Series

PORTFOLIO SUMMARY as of August 31, 1998
-----------------------------------------------------------------------------
PATHWAY CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------------------
Money Market                        5%
Fixed Income                       64%
Equity                             31%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio's emphasis on fixed
income funds benefited from declining
interest rates over the period.

-----------------------------------------------------------------------------
ASSET CLASS RANGES
-----------------------------------------------------------------------------

Money Market                          0-15%
Fixed Income                         40-80%
Equity                               20-50%

Asset class allocations are derived
from the risk profile for the Portfolio, changes are expected to be modest and infrequent.

-----------------------------------------------------------------------------
PORTFOLIO HOLDINGS
-----------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     41%
--------------------------------------------
Scudder Corporate Bond Fund              9%
--------------------------------------------
Scudder GNMA Fund                        9%
--------------------------------------------
Scudder Growth and Income Fund           8%
--------------------------------------------
Scudder Large Company Value Fund         6%
--------------------------------------------
Scudder Classic Growth Fund              6%
--------------------------------------------
Scudder International Growth
   and Income Fund                       6%
-------------------------------------------
Scudder Cash Investment Trust            5%
--------------------------------------------
Scudder Small Company Value Fund         4%
--------------------------------------------
Scudder High Yield Bond Fund             3%
--------------------------------------------
Scudder Emerging Markets Income Fund     2%
--------------------------------------------
Scudder Emerging Markets Growth Fund     1%
--------------------------------------------
                                       100%
--------------------------------------------

The fixed income fund allocation was
increased and diversification was
broadened in both the equity and
fixed income areas over the period.

-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                           9 - Scudder Pathway Series

                              Portfolio Highlights

                           Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

                                   Performance

This report covers the abbreviated fiscal period from October 1, 1997 to August 31, 1998. For the 11-month period, the Balanced Portfolio returned -6.78% versus a 3.81% return for the Portfolio's custom benchmark (detailed performance information is listed on page 11).

As stock market volatility intensified throughout the period, the Portfolio's fixed income fund holdings helped to soften the effects of equity market fluctuations. While the Portfolio's equity fund holdings had generally added to performance over the first half, the stock market's sharp decline in July and August held back the Portfolio's overall return for the period.

The Portfolio's holdings of equity funds, at 59% of assets, made a mixed contribution to returns. Domestic equity funds, which had delivered excellent returns during the first half of the period, declined sharply in the final two months of the period. Core holdings Classic Growth and Growth and Income funds underperformed in this difficult environment. Development Fund, which typically invests in small- and mid-cap stocks was particularly affected by the sharp declines of small-cap stocks. By contrast, International Fund significantly outperformed amid the global market turmoil, but the Portfolio's small position in Emerging Markets Growth Fund experienced significant declines, reflecting the sharp pullback in this area.

The balance of the Portfolio, at 41% of assets, was invested in fixed income funds and the money market fund. As interest rates on long-term Treasuries continued to decline over the period, bond prices rose and the Portfolio's holdings of fixed income funds generally benefited. Income Fund, at 25% of assets, continued to anchor the fixed income position while a smaller position in High Yield Bond Fund trailed the fixed income averages. The small position in Emerging Markets Income Fund subtracted from overall Portfolio returns, reflecting the crises in the emerging markets.

                               Portfolio Strategy

Over the first half of the period, the weighting of fixed income funds was reduced modestly, as concerns of rising interest rates mounted in the first quarter of 1998. As a result, the Portfolio's exposure to bond funds was reduced primarily by decreasing holdings of GNMA Fund. As inflation fears subsided in the second half, the overall fixed income exposure was increased. Income Fund was trimmed in favor of a new position in Corporate Bond Fund.

Among the Portfolio's equity fund holdings, International and Emerging Markets Growth funds were reduced early in the fiscal period, reflecting continued concerns abroad stemming from the emerging markets crises. In the second half of the period, Classic Growth and Growth and Income funds were increased for their emphasis on quality growth stocks and above-average dividend yielding stocks, respectively.


                          10 - Scudder Pathway Series

Performance Update as of August 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
8/31/98        $10,000    Cumulative   Annual
----------------------------------------------
Scudder Pathway Series: BALANCED PORTFOLIO
----------------------------------------------
1 Year         $ 9,716       -2.84%     -2.84%
Life of
Portfolio*     $10,876        8.76%      4.80%
----------------------------------------------
S&P 500 INDEX (50%), LBAB INDEX (35%),
MSCI ALL COUNTRY (EX U.S.) INDEX (10%),
3-MONTH T-BILL (5%)
----------------------------------------------
1 Year         $10,774        7.74%      7.74%
Life of
Portfolio*     $12,098       20.98%     11.49%
----------------------------------------------
* The Portfolio commenced operations on November 15, 1996.
  Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Balanced Portfolio
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,235
5/97           $10,645
8/97           $11,074
11/97          $11,210
2/98           $11,888
5/98           $12,178
8/98           $10,759

S&P 500 Index
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,496
5/97           $11,315
8/97           $12,048
11/97          $12,853
2/98           $14,172
5/98           $14,789
8/98           $13,028

LBAB Index
Year            Amount
----------------------
11/96*         $10,000
2/97            $9,963
5/97           $10,095
8/97           $10,402
11/97          $10,757
2/98           $10,996
5/98           $11,196
8/98           $11,499

S&P 500 Index (50%), LBAB Index (35%),
MSCI All Country (ex U.S.) Index (10%),
3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,232
5/97           $10,758
8/97           $11,229
11/97          $11,689
2/98           $12,516
5/98           $12,904
8/98           $12,098

The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here,
illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table
below.
                           1997(a)     1998(b)(c)
                         ------------------------
Net Asset Value......      $13.56      $12.06
Income Dividends.....      $  .33      $  .42
Capital Gains
Distributions........      $  .07      $  .21
Portfolio Total
Return (%)...........       16.67       -6.78
Blended Index Total
Return (%)...........       16.54        3.81

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

(a) For the period November 15, 1996 (commencement of operations) to September 30, 1997. Index comparison begins November 30, 1996.

(b)  For the eleven month period ended August 31, 1998.

(c) On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

                          11 - Scudder Pathway Series

PORTFOLIO SUMMARY as of August 31, 1998
-----------------------------------------------------------------------------
PATHWAY BALANCED PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------
Money Market                        1%
Fixed Income                       40%
Equity                             59%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio's balanced approach to
investing, including exposure to fixed
income funds, helped to dampen the
effects of equity market volatility
during the period.

--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------
Money Market                          0-10%
Fixed Income Funds                   25-60%
Equity Funds                         40-70%

Asset class allocations are derived
from the risk profile for the Portfolio;
changes are expected to be modest
and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     25%
--------------------------------------------
Scudder Classic Growth Fund             19%
--------------------------------------------
Scudder Growth and Income Fund          16%
--------------------------------------------
Scudder International Fund              15%
--------------------------------------------
Scudder Corporate Bond Fund              9%
--------------------------------------------
Scudder Development Fund                 6%
--------------------------------------------
Scudder High Yield Bond Fund             4%
--------------------------------------------
Scudder Emerging Markets Growth Fund     3%
--------------------------------------------
Scudder Emerging Markets Income Fund     2%
--------------------------------------------
Scudder Cash Investment Trust            1%
--------------------------------------------
Scudder Micro Cap Fund                   0%
--------------------------------------------
                                       100%
--------------------------------------------

International equity fund holdings
were reduced in favor of domestic
equity funds with characteristics that
were expected to weather the
environment of increasing volatility.

-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                          12 - Scudder Pathway Series

                              Portfolio Highlights

                            Pathway Growth Portfolio


Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds designed to provide long-term growth. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

                                   Performance

This report covers the abbreviated fiscal period from October 1, 1997 to August 31, 1998. For the 11-month period the Growth Portfolio returned -10.94% versus a 0.88% return for the Portfolio's custom benchmark (detailed performance information is listed on page 14).

As stock market volatility increased throughout the period, the Portfolio's exposure to fixed income funds helped to mitigate some of the price fluctuations of the equity markets. The Portfolio's holdings of equity funds, at 82% of assets, made significant gains during the first half of the period. However, the sharp market declines in July and August more than erased earlier gains. Since the close of the period, equity funds have rebounded from their August lows, but volatility has continued.

Overall, stocks of large-cap growth companies provided the best relative returns in this difficult market environment. The Portfolio's core holding in Large Company Growth Fund, which invests in large-cap growth stocks, managed to outperform the S&P 500 Index. Small-cap funds, however, experienced some of the sharpest declines, and the relatively small positions in 21st Century Growth and Micro Cap funds were pulled down by this effect. International Fund outperformed amid the global market turmoil, but the Portfolio's small position in Emerging Markets Growth Fund experienced significant declines reflecting the sharp pullback in this area.

The Portfolio's holdings of fixed income funds, at 17% of assets, generally benefited from the rally in Treasuries. Income Fund was one of the primary beneficiaries of this environment, while High Yield Bond Fund, which tends to be correlated with the performance of the equity markets, underperformed the fixed income averages. The relatively modest position in Emerging Markets Income Fund suffered sharp losses in the wake of the deepening crises in the emerging markets. Near the end of the period, a new position was added: Corporate Bond Fund, which invests in a diversified selection of investment grade and below investment-grade corporate bonds.

                               Portfolio Strategy

Over the first half of the fiscal period, the modest weighting of fixed income funds was increased and equity fund holdings were decreased reflecting the relatively high valuations of the stock market. As the equity market faltered in July and August, the equity fund weighting was restored. Over the course of the period, exposure to international funds was decreased in favor of domestic equity funds with Large Company Growth increasing from 26% to 35% of assets. In the fixed income area, Portfolio holdings were relatively unchanged except for the addition of Corporate Bond Fund, which increased diversification of the Portfolio's fixed income fund holdings.


                          13 - Scudder Pathway Series

Performance Update as of August 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
8/31/98        $10,000    Cumulative   Annual
----------------------------------------------
Scudder Pathway Series: GROWTH PORTFOLIO
----------------------------------------------
1 Year         $ 9,377       -6.23%     -6.23%
Life of
Portfolio*     $10,757        7.57%      4.16%
----------------------------------------------
S&P 500 INDEX (60%), MSCI ALL COUNTRY (EX
U.S.) INDEX (20%), LBAB INDEX (15%),
3-MONTH T-BILL (5%)
----------------------------------------------
1 Year         $10,546        5.46%      5.46%
Life of
Portfolio*     $12,029       20.29%     11.13%
----------------------------------------------
*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Growth Portfolio
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,336
5/97           $10,910
8/97           $11,340
11/97          $11,399
2/98           $12,294
5/98           $12,608
8/98           $10,633

S&P 500 Index
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,496
5/97           $11,315
8/97           $12,048
11/97          $12,853
2/98           $14,172
5/98           $14,789
8/98           $13,028

S&P 500 Index (60%), MSCI All Country (ex U.S.) Index (20%),
LBAB Index (15%), 3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,278
5/97           $10,931
8/97           $11,407
11/97          $11,805
2/98           $12,841
5/98           $13,273
8/98           $12,029

The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           1997(a)     1998(b)(c)
                         ------------------------
Net Asset Value......      $14.15      $12.17
Income Dividends.....      $  .16      $  .21
Capital Gains
Distributions........      $  .13      $  .26
Portfolio Total
Return (%)...........       20.79      -10.94
Blended Index Total
Return (%)...........       19.24         .88

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

(a) For the period November 15, 1996 (commencement of operations) to September 30, 1997. Index comparison begins November 30, 1996.

(b)  For the eleven month period ended August 31, 1998.

(c) On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

                          14 - Scudder Pathway Series

PORTFOLIO SUMMARY as of August 31, 1998
-----------------------------------------------------------------------------
PATHWAY GROWTH PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------
Money Market                        1%
Fixed Income                       17%
Equity                             82%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio's exposure to fixed
income funds helped to mitigate some
of the price fluctuations of the equity
markets, as stock market volatility
increased.

-----------------------------------------------------------------------------
ASSET CLASS RANGES
-----------------------------------------------------------------------------

Money Market                           0-5%
Fixed Income Funds                   10-40%
Equity Funds                         60-90%

Asset class allocations are derived
from the risk profile for the Portfolio;
changes are expected to be modest
and infrequent.

-----------------------------------------------------------------------------
PORTFOLIO HOLDINGS
-----------------------------------------------------------------------------
--------------------------------------------
Scudder Large Company Growth Fund       35%
--------------------------------------------
Scudder International Fund              23%
--------------------------------------------
Scudder Micro Cap Fund                   9%
--------------------------------------------
Scudder 21st Century Growth Fund         9%
--------------------------------------------
Scudder Emerging Markets Growth Fund     6%
--------------------------------------------
Scudder Income Fund                      5%
--------------------------------------------
Scudder High Yield Bond Fund             5%
--------------------------------------------
Scudder Emerging Markets Income Fund     4%
--------------------------------------------
Scudder Corporate Bond Fund              3%
--------------------------------------------
Scudder Cash Investment Trust            1%
--------------------------------------------
                                       100%
--------------------------------------------

Exposure to international funds was
decreased in favor of domestic equity
funds, with Large Company Growth
increasing from 26% to 35% of
assets over the period.

-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                          15 - Scudder Pathway Series

                   Investment Portfolio as of August 31, 1998

                         Pathway Conservative Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 4.6%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Scudder Cash Investment Trust (Cost $1,337,939) .........................................      1,337,939             1,337,939
                                                                                                                   -----------
Fixed Income 64.0%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund .............................................................        220,833             2,650,000
Scudder Emerging Market Income Fund .....................................................         75,002               474,763
Scudder GNMA Fund .......................................................................        167,610             2,502,412
Scudder High Yield Bond Fund ............................................................         73,554               887,064
Scudder Income Fund .....................................................................        886,519            11,985,741
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $18,832,388)                                                                               18,499,980
------------------------------------------------------------------------------------------------------------------------------

Equity 31.4%
------------------------------------------------------------------------------------------------------------------------------
Scudder Classic Growth Fund "S" .........................................................        107,836             1,790,083
Scudder Emerging Markets Growth Fund ....................................................         29,458               297,527
Scudder Growth & Income Fund ............................................................         99,400             2,456,172
Scudder International Growth & Income Fund ..............................................        139,573             1,645,560
Scudder Large Company Value Company .....................................................         75,592             1,858,045
Scudder Small Company Value Fund ........................................................         58,696             1,035,983
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $10,028,495)                                                                                      9,083,370
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $30,198,822) (a)                                                         28,921,289
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $30,207,480. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $1,286,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $85,242 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,371,433.

      During the eleven month period ended August 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $20,722,169 and $6,674,961, respectively.

    The accompanying notes are an integral part of the financial statements.


                          16 - Scudder Pathway Series

                   Investment Portfolio as of August 31, 1998

                           Pathway Balanced Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 0.8%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Scudder Cash Investment Trust (Cost $1,840,607) .........................................      1,840,607             1,840,607
                                                                                                                   -----------

Fixed Income 40.5%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund .............................................................      1,689,084            20,269,005
Scudder Emerging Market Income Fund .....................................................        759,397             4,806,985
Scudder High Yield Bond Fund ............................................................        829,309            10,001,461
Scudder Income Fund .....................................................................      4,096,676            55,387,063
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $95,249,132)                                                                               90,464,514
------------------------------------------------------------------------------------------------------------------------------

Equity 58.7%
------------------------------------------------------------------------------------------------------------------------------
Scudder Classic Growth Fund "S" .........................................................      2,483,028            41,218,270
Scudder Development Fund ................................................................        430,128            13,338,276
Scudder Emerging Markets Growth Fund ....................................................        755,980             7,635,398
Scudder Growth & Income Fund ............................................................      1,427,594            35,275,853
Scudder International Fund ..............................................................        686,966            33,365,939
Scudder Micro Cap Fund ..................................................................          5,838                83,888
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $142,099,069)                                                                                   130,917,624
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $239,188,808) (a)                                                       223,222,745
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $239,243,808. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $16,021,063. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $319,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $16,340,874.

      During the eleven month period ended August 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $124,064,721 and $57,147,907, respectively.

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Pathway Series

                   Investment Portfolio as of August 31, 1998

                            Pathway Growth Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 1.3%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Scudder Cash Investment Trust (Cost $813,356) ...........................................        813,356               813,356
                                                                                                                   -----------

Fixed Income 17.0%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund .............................................................        166,667             2,000,000
Scudder Emerging Market Income Fund .....................................................        395,342             2,502,514
Scudder High Yield Bond Fund ............................................................        251,809             3,036,813
Scudder Income Fund .....................................................................        248,106             3,354,416
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $13,183,510)                                                                               10,893,743
------------------------------------------------------------------------------------------------------------------------------

Equity 81.7%
------------------------------------------------------------------------------------------------------------------------------
Scudder 21st Century Growth Fund ........................................................        541,025             5,491,399
Scudder Emerging Markets Growth Fund ....................................................        371,919             3,756,382
Scudder International Fund ..............................................................        303,840            14,757,497
Scudder Large Company Growth Fund .......................................................        874,656            22,120,048
Scudder Micro Cap Fund ..................................................................        420,572             6,043,614
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $56,593,804)                                                                                     52,168,940
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $70,590,670) (a)                                                         63,876,039
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $70,790,647. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $6,914,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $55,954 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,970,562.

      During the eleven month period ended August 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $38,870,947 and $13,100,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Pathway Series

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of August 31, 1998 (Note C)

                                                                                  Conservative        Balanced          Growth
Assets                                                                              Portfolio         Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) ...................       $ 28,921,289      $ 223,222,745     $ 63,876,039
                 Receivable for investments sold .........................          2,650,000         20,269,005        2,000,000
                 Receivable for Portfolio shares sold ....................             83,516            292,611          105,382
                 Income receivable .......................................             28,085            110,505           34,436
                                                                                ----------------  ---------------  ----------------
                 Total assets ............................................         31,682,890        243,894,866       66,015,857
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .......................          2,677,936         20,379,423        2,034,458
                 Payable for Portfolio shares redeemed ...................            202,256          1,044,202          214,300
                                                                                ----------------  ---------------  ----------------
                 Total liabilities .......................................          2,880,192         21,423,625        2,248,758
                -------------------------------------------------------------   ----------------  ---------------  ----------------
                 Net assets, at market value                                     $ 28,802,698      $ 222,471,241     $ 63,767,099
                -------------------------------------------------------------   ----------------  ---------------  ----------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed (overdistributed) net investment income ...             55,480            389,390          685,606
                 Net unrealized appreciation (depreciation) on
                   investments ...........................................         (1,277,533)       (15,966,063)      (6,714,631)
                 Accumulated net realized gain (loss) ....................            505,457          7,809,835        2,071,110
                 Paid-in capital .........................................         29,519,294        230,238,079       67,725,014
                -------------------------------------------------------------   ----------------  ---------------  ----------------
                 Net assets, at market value                                     $ 28,802,698      $ 222,471,241     $ 63,767,099
                -------------------------------------------------------------   ----------------  ---------------  ----------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------  ---------------  ----------------
                 Net Asset Value, offering and redemption price per share              $12.28             $12.06           $12.17
                   (outstanding shares of beneficial interest, $.01             ----------------  ---------------  ----------------
                   par value, unlimited number of shares authorized) .....          2,346,300         18,453,223        5,240,260


    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Pathway Series

                             Statement of Operations

              for the eleven months ended August 31, 1998 (Note C)

                                                                                  Conservative        Balanced          Growth
Investment Income                                                                   Portfolio         Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
             Income:
             Income distributions from Underlying Funds ...................       $    970,613      $   6,646,858    $  1,013,142
            -----------------------------------------------------------------    ----------------  ---------------  ----------------
             Net investment income                                                     970,613          6,646,858       1,013,142
            -----------------------------------------------------------------    ----------------  ---------------  ----------------

Realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------------
             Net realized gain (loss):
             Investments ..................................................            316,802          1,947,388         481,885
             Capital gain distributions from Underlying Funds .............            368,018          7,948,399       2,378,132
                                                                                 ----------------  ---------------  ----------------
                                                                                       684,820          9,895,787       2,860,017
                                                                                 ----------------  ---------------  ----------------
             Net unrealized appreciation (depreciation) on
               investments during the period ..............................         (2,259,098)       (33,472,924)    (12,210,035)
            -----------------------------------------------------------------    ----------------  ---------------  ----------------
             Net gain (loss) on investment transactions                             (1,574,278)       (23,577,137)     (9,350,018)
            -----------------------------------------------------------------    ----------------  ---------------  ----------------
            -----------------------------------------------------------------    ----------------  ---------------  ----------------
             Net increase (decrease) in net assets resulting from operations      $   (603,665)     $ (16,930,279)   $ (8,336,876)
            -----------------------------------------------------------------    ----------------  ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Pathway Series

                       Statement of Changes in Net Assets

                         Pathway Conservative Portfolio

                                                                                                  For the Period
                                                                                                   November 15,
                                                                                   For the             1996
                                                                                Eleven Months     (commencement
                                                                                    Ended       of operations) to
                                                                                  August 31,       September 30,
Increase (Decrease) in Net Assets                                               1998 (Note C)          1997
---------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ....................................    $    970,613      $    283,047
                 Net realized gain (loss) .................................         684,820           258,193
                 Net unrealized appreciation (depreciation) on
                   investments during the period ..........................      (2,259,098)          981,565
                                                                              ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .............................................        (603,665)        1,522,805
                                                                              ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ....................................      (1,003,113)         (204,885)
                                                                              ----------------  ----------------
                 Net realized gain (loss) on investment transactions ......        (419,415)           (8,323)
                                                                              ----------------  ----------------
                 Portfolio share transactions:
                 Proceeds from shares sold ................................      20,371,433        17,529,919
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..........................       1,391,254           206,449
                 Cost of shares redeemed ..................................      (7,905,477)       (2,099,284)
                                                                              ----------------  ----------------
                 Net increase (decrease) in net assets from Portfolio
                   share transactions .....................................      13,857,210        15,637,084
                                                                              ----------------  ----------------
                 Increase (decrease) in net assets ........................      11,831,017        16,946,681
                 Net assets at beginning of period ........................      16,971,681            25,000
                 Net assets at end of period (including undistributed
                   net investment income of $55,480 and $78,162,              ----------------  ----------------
                   respectively) ..........................................    $ 28,802,698      $ 16,971,681
                                                                              ----------------  ----------------
Other Information
---------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ................       1,279,306             2,083
                                                                              ----------------  ----------------
                 Shares sold ..............................................       1,561,078         1,426,617
                 Shares issued to shareholders in reinvestment of
                   distributions ..........................................         107,261            16,301
                 Shares redeemed ..........................................        (601,345)         (165,695)
                                                                              ----------------  ----------------
                 Net increase (decrease) in Portfolio shares ..............       1,066,994         1,277,223
                                                                              ----------------  ----------------
                 Shares outstanding at end of period ......................       2,346,300         1,279,306
                                                                              ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Pathway Series

                       Statement of Changes in Net Assets

                           Pathway Balanced Portfolio

                                                                                                  For the Period
                                                                                                   November 15,
                                                                                   For the             1996
                                                                                Eleven Months     (commencement
                                                                                    Ended       of operations) to
                                                                                  August 31,       September 30,
Increase (Decrease) in Net Assets                                               1998 (Note C)          1997
---------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...................................      $   6,646,858      $   2,647,994
                 Net realized gain (loss) ................................          9,895,787          1,344,002
                 Net unrealized appreciation (depreciation) on
                   investments during the period .........................        (33,472,924)        17,506,861
                                                                              -----------------  -----------------
                 Net increase (decrease) in net assets resulting from
                   operations ............................................        (16,930,279)        21,498,857
                                                                              -----------------  -----------------
                 Distributions to shareholders from:
                 Net investment income ...................................         (6,892,334)        (2,063,517)
                                                                              -----------------  -----------------
                 Net realized gain (loss) on investment transactions .....         (3,375,302)            (4,264)
                                                                              -----------------  -----------------
                 Portfolio share transactions:
                 Proceeds from shares sold ...............................         99,139,026        188,966,219
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .........................         10,228,180          2,061,385
                 Cost of shares redeemed .................................        (51,844,223)       (18,337,507)
                                                                              -----------------  -----------------
                 Net increase (decrease) in net assets from Portfolio
                   share transactions ....................................         57,522,983        172,690,097
                                                                              -----------------  -----------------
                 Increase (decrease) in net assets .......................         30,325,068        192,121,173
                 Net assets at beginning of period .......................        192,146,173             25,000
                 Net assets at end of period (including undistributed
                   net investment income of $389,390 and $584,477,            -----------------  -----------------
                   respectively) .........................................      $ 222,471,241      $ 192,146,173
                                                                              -----------------  -----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ...............         14,166,739              2,083
                                                                              -----------------  -----------------
                 Shares sold .............................................          7,374,746         15,422,187
                 Shares issued to shareholders in reinvestment of
                   distributions .........................................            775,089            160,369
                 Shares redeemed .........................................         (3,863,351)        (1,417,900)
                                                                              -----------------  -----------------
                 Net increase (decrease) in Portfolio shares .............          4,286,484         14,164,656
                                                                              -----------------  -----------------
                 Shares outstanding at end of period .....................         18,453,223         14,166,739
                                                                              -----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Pathway Series

                       Statement of Changes in Net Assets

                            Pathway Growth Portfolio

                                                                                                  For the Period
                                                                                                   November 15,
                                                                                   For the             1996
                                                                                Eleven Months     (commencement
                                                                                    Ended       of operations) to
                                                                                  August 31,       September 30,
Increase (Decrease) in Net Assets                                               1998 (Note C)          1997
---------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...................................      $  1,013,142      $    452,702
                 Net realized gain (loss) ................................         2,860,017           213,932
                 Net unrealized appreciation (depreciation) on
                   investments during the period .........................       (12,210,035)        5,495,404
                                                                               ----------------  -----------------
                 Net increase (decrease) in net assets resulting from
                   operations ............................................        (8,336,876)        6,162,038
                                                                               ----------------  -----------------
                 Distributions to shareholders from:
                 Net investment income ...................................          (792,755)           (8,787)
                                                                               ----------------  -----------------
                 Net realized gain (loss) on investment transactions .....          (981,692)           (7,211)
                                                                               ----------------  -----------------
                 Portfolio share transactions:
                 Proceeds from shares sold ...............................        39,332,277        49,883,396
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .........................         1,768,653            15,997
                 Cost of shares redeemed .................................       (16,796,764)       (6,496,177)
                                                                               ----------------  -----------------
                 Net increase (decrease) in net assets from Portfolio
                   share transactions ....................................        24,304,166        43,403,216
                                                                               ----------------  -----------------
                 Increase (decrease) in net assets .......................        14,192,843        49,549,256
                 Net assets at beginning of period .......................        49,574,256            25,000
                 Net assets at end of period (including undistributed
                   net investment income of $685,606 and $443,915.             ----------------  -----------------
                   respectively) .........................................      $ 63,767,099      $ 49,574,256
                                                                               ----------------  -----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ...............         3,503,263             2,083
                                                                               ----------------  -----------------
                 Shares sold .............................................         2,799,247         3,994,728
                 Shares issued to shareholders in reinvestment of
                   distributions .........................................           133,685             1,342
                 Shares redeemed .........................................        (1,195,935)         (494,890)
                                                                               ----------------  -----------------
                 Net increase (decrease) in Portfolio shares .............         1,736,997         3,501,180
                                                                               ----------------  -----------------
                 Shares outstanding at end of period .....................         5,240,260         3,503,263
                                                                               ----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Pathway Series

                              Financial Highlights

                         Pathway Conservative Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                            For the         November 15,
                                                                                         Eleven Months          1996
                                                                                             Ended         (commencement
                                                                                           August 31,    of operations) to
                                                                                            1998 (a)        September 30,
                                                                                            (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                       ------------------------------------
Net asset value, beginning of period ............................................           $ 13.27           $ 12.00
                                                                                       ------------------------------------
Income from investment operations:
Net investment income ...........................................................               .51               .39
Net realized and unrealized gain on investment transactions .....................              (.63)             1.36
                                                                                       ------------------------------------
Total from investment operations ................................................              (.12)             1.75
                                                                                       ------------------------------------
Less distributions:
From net investment income ......................................................              (.57)             (.33)
From net realized gain on investments ...........................................              (.30)             (.15)
                                                                                       ------------------------------------
Total distributions .............................................................              (.87)             (.48)
                                                                                       ------------------------------------
                                                                                       ------------------------------------
Net asset value, end of period ..................................................           $ 12.28           $ 13.27
                                                                                       ------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ............................................................             (1.10)**          14.99**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................                29                17
Ratio of operating expenses to average daily net assets (%) (b) .................                --                --
Ratio of net investment income to average daily net assets (%) ..................              4.21*             3.67*
Portfolio turnover rate (%) .....................................................              31.5*             42.0*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                           24 - Scudder Pathway Series

                              Financial Highlights

                           Pathway Balanced Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                            For the         November 15,
                                                                                         Eleven Months          1996
                                                                                             Ended         (commencement
                                                                                           August 31,    of operations) to
                                                                                            1998 (a)        September 30,
                                                                                            (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                       ------------------------------------
Net asset value, beginning of period ............................................           $ 13.56           $ 12.00
                                                                                       ------------------------------------
Income from investment operations:
Net investment income ...........................................................               .39               .37
Net realized and unrealized gain on investment transactions .....................             (1.26)             1.59
                                                                                       ------------------------------------
Total from investment operations ................................................              (.87)             1.96
                                                                                       ------------------------------------
Less distributions:
From net investment income ......................................................              (.42)             (.33)
From net realized gain on investments ...........................................              (.21)             (.07)
                                                                                       ------------------------------------
Total distributions .............................................................              (.63)             (.40)
                                                                                       ------------------------------------
                                                                                       ------------------------------------
Net asset value, end of period ..................................................           $ 12.06           $ 13.56
                                                                                       ------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ............................................................             (6.78)**          16.67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................               222               192
Ratio of operating expenses to average daily net assets (%) (b) .................                --                --
Ratio of net investment income to average daily net assets (%) ..................              3.15*             2.96*
Portfolio turnover rate (%) .....................................................              28.2*             24.3*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                           25 - Scudder Pathway Series

                              Financial Highlights

                            Pathway Growth Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                            For the         November 15,
                                                                                         Eleven Months          1996
                                                                                             Ended         (commencement
                                                                                           August 31,    of operations) to
                                                                                            1998 (a)        September 30,
                                                                                            (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                       ------------------------------------
Net asset value, beginning of period ............................................           $ 14.15           $ 12.00
                                                                                       ------------------------------------
Income from investment operations:
Net investment income ...........................................................               .23               .29
Net realized and unrealized gain on investment transactions .....................             (1.74)             2.15
                                                                                       ------------------------------------
Total from investment operations ................................................             (1.51)             2.44
                                                                                       ------------------------------------
Less distributions:
From net investment income ......................................................              (.21)             (.16)
From net realized gain on investments ...........................................              (.26)             (.13)
                                                                                       ------------------------------------
Total distributions .............................................................              (.47)             (.29)
                                                                                       ------------------------------------
                                                                                       ------------------------------------
Net asset value, end of period ..................................................           $ 12.17           $ 14.15
                                                                                       ------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ............................................................            (10.94)**          20.79**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................                64                50
Ratio of operating expenses to average daily net assets (%) (b) .................                --                --
Ratio of net investment income to average daily net assets (%) ..................              1.78*             2.09*
Portfolio turnover rate (%) .....................................................              23.8*             15.1*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                           26 - Scudder Pathway Series

                          Notes to Financial Statements

                       A. Significant Accounting Policies

The Conservative, Balanced, and Growth Portfolios (the "Portfolios") are each diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

These financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions from net investment income from the Conservative and Balanced Portfolios are declared and paid quarterly in April, July, October and December. Distributions of net investment income and net realized gains from the Growth Portfolio are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to each such Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolios use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Portfolios' Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Portfolios and Scudder Kemper was


                           27 - Scudder Pathway Series
approved by the Portfolios' Board of Trustees and by the Portfolios' Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Portfolios. In accordance with the Portfolios' Management Agreement with Scudder Kemper, the Adviser regularly provides the Portfolios with continuing investment management consistent with each Portfolios' investment objective.

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the eleven months ended August 31, 1998, the Adviser incurred expenses in the amount of $52,557 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Adviser has assumed the organization costs of each Portfolio.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Portfolios' Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Portfolios have approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Trustees of the Portfolios will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At August 31, 1998, Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 10% of the Scudder Corporate Bond Fund (commenced operations August 31, 1998). The Balanced Portfolio held the following Underlying Funds' outstanding shares: 78% of the Scudder Corporate Bond Fund (commenced operations August 31, 1998), 40% of the Scudder Classic Growth Fund, 7% of the Scudder Income Fund, 5% of the Scudder High Yield Bond Fund and 6% of the Scudder Emerging Markets Growth Fund. At August 31, 1998, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 20% of the Scudder 21st Century Fund, 8% of the Scudder Corporate Bond Fund, 7% of the Scudder Large Company Growth Fund, and 6% of the Scudder Micro Cap Fund.

                               C. Year End Change

On August 12, 1998, the Board of Trustees of the Portfolios changed the fiscal year end from September 30 to August 31.


                           28 - Scudder Pathway Series

                        Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth and Income Fund (the "Fund") at August 31, 1998, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for the six months then ended and for the period June 30, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 9, 1998


                           29 - Scudder Pathway Series

                                Tax Information

The Conservative, Balanced and Growth Portfolios each paid distributions of $.02 per share from net long-term capital gains during its year ended August 31, 1998, none of which represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Conservative, Balanced, and Growth Portfolios designate long-term capital gain dividends for the fiscal year ended August 31, 1998 in the amount of $400,000, $7,400,000, and $2,400,000, of which 82%, 64%
and 70% represents 20% rate gains, respectively.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                           30 - Scudder Pathway Series

                                   This Page
                                 intentionally
                                  left blank.






                          31 - Scudder Pathway Series

                              Officers and Trustees


Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Senior Fellow and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard
University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Kathryn L. Quirk*
Vice President and Assistant
Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                          32 - Scudder Pathway Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           33 - Scudder Pathway Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           34 - Scudder Pathway Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           35 - Scudder Pathway Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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